Exhibit 99.1

OPENWAVE REPORTS FOURTH QUARTER AND FISCAL YEAR 2009 FINANCIAL RESULTS

REDWOOD CITY, CA – July 30, 2009 – Openwave Systems Inc. (Nasdaq: OPWV), one of the world’s leading software innovators enabling revenue-generating personalized services which converge the mobile and broadband experience, today announced that revenues for the fourth fiscal quarter ended June 30, 2009 were $47.9 million, compared with $44.7 million in the prior quarter ended March 31, 2009 and $53.5 million in the June quarter in the preceding fiscal year. Bookings for the fourth quarter of fiscal 2009 were $49.1 million.

“During the fourth quarter we increased revenues sequentially, continued our expense controls, and most importantly, achieved a book to bill ratio of greater than one-to-one,” said Ken Denman, CEO of Openwave. “Despite our customers’ conservative purchasing patterns, Openwave demonstrated progress over the prior quarter in all facets of the business. Wireless data demand has continued to grow unabated and we believe Openwave is ideally positioned to benefit from the trend.”

On a GAAP basis, net loss for the fourth fiscal quarter ended June 30, 2009 was $3.4 million, or $0.04 per share, compared with a net loss of $7.8 million, or $0.09 per share, in the prior quarter and a net income of $2.2 million, or $0.03 per share, in the June quarter in the preceding year.

On a non-GAAP basis, net loss, for the fourth fiscal quarter ended June 30, 2009 was $278,000, or $0.00 per share, compared with net income of $385,000 or $0.00 per share, in the prior quarter and net loss of $1.9 million, or $0.02 per share, during the June quarter of the prior year. Non-GAAP net loss excludes discontinued operations, amortization of intangibles and other acquisition-related costs, stock-based compensation, professional fees associated with certain unusual events, impairments, restructuring and other costs.

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Openwave Reports Fourth Quarter Financial Results	Page 2

For fiscal 2009, Openwave reported total revenues of $191.7 million, compared with $200.9 million in fiscal 2008. Net loss on a GAAP basis for the year was $85.9 million, compared with $21.9 million in the prior year. Net income on a non-GAAP basis was $452,000 for fiscal 2009 compared with net loss of $23.9 million in fiscal 2008. Cash flow from operations was break-even for fiscal 2009 compared with cash flow used by operations of $54.0 million in fiscal 2008. This represented a significant improvement both year -over-year and also during the course of the year with the second half of fiscal 2009 generating an inflow of $10.5 million.

A reconciliation between net income (loss) on a GAAP basis and a non-GAAP basis is provided below in a table immediately following the Condensed Consolidated Statements of Operations.

Non-GAAP Measure

The company’s stated results include the non-GAAP measures, non-GAAP net income (loss) and non-GAAP net income (loss) per share. These non-GAAP measures exclude certain items that generally are non-recurring events, such as costs associated with the stock option lawsuit and special investigation. Additionally, these non-GAAP measures exclude other items that are non-cash items that many other companies exclude, in order to compare Openwave with other companies, such as stock-based compensation, amortization of intangibles and acquisition-related costs, and other expenses. These non-GAAP measures also exclude items which would not be helpful to evaluate Openwave’s on-going business, such as restructuring costs and discontinued operations. Lastly, these non-GAAP measures exclude expenses that relate to non-routine events, such as the impairment of goodwill, and retention bonuses related to strategic alternatives. Openwave considers non-GAAP net income (loss) to be an important measure because it provides a useful measure of the operational performance of Openwave and is used by Openwave’s management for that purpose. In addition, investors often use measures such as these to evaluate the financial performance of a company. These non-GAAP measures are presented

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Openwave Reports Fourth Quarter Financial Results	Page 3

for supplemental informational purposes only for understanding Openwave’s operating results. These non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

Conference Call Information

Openwave has scheduled a conference call for 5:00 p.m. eastern time today to discuss its financial results for its fourth quarter ended June 30, 2009. Interested parties may access the conference call over the Internet through Openwave’s Web site at www.openwave.com or by telephone at (877) 941-8416 or (480) 629-9808 (international). A replay of the conference call will be available for two weeks beginning at approximately 8:00 p.m. eastern time today by calling 800-406-7325. The replay can be accessed internationally by calling 303-590-3030. Reservation number: 4112173.

A live webcast of the call, together with supplemental financial information, will also be available on the Earnings & Metrics section of Openwave’s Web site at http://investor.Openwave.com. A replay will be available on the Web site for at least three months.

About Openwave

Openwave Systems Inc. (Nasdaq: OPWV) is one of the world’s leading innovators of software applications and infrastructure designed to enable revenue-generating, personalized services, including mobile analytics, content adaptation, mobile and broadband advertising, and a suite of unified messaging solutions.

As the communications industry intersects with the Internet, Openwave software enables service providers to converge services, increasing the value of their networks by accelerating time to market and reducing the cost and complexity associated with new service deployment. Openwave’s unique product portfolio provides a complete range of mobile internet service management, messaging, and location based solutions. Openwave is a global company with a blue chip customer base spanning North America, Latin America, Australia and New Zealand, Asia, Africa, Europe, and the Middle East. Openwave is headquartered in Redwood City, California. For more information please visit www.openwave.com.

Openwave is a trademark of Openwave Systems Inc. All other trademarks are the properties of their respective owners.

Cautionary Note Regarding Forward Looking Statements

The statements in this press release in Mr. Denman’s quote with respect to future events or expectations are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1943 and Section 27A of the Securities Act of 1933. These forward-looking statements are subject to many risks and uncertainties that could cause actual results to differ materially from those projected. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Openwave assumes no obligation to update the forward-looking statements included in this press release.

In particular, the following factors, among others, could cause actual results to differ materially from those projected: (a) the current economic climate may impede the growth of wireless data demand; and (b) Openwave may not be able to make changes in business strategy, development plans and product offerings to respond to any changes in wireless demand needs of its customers.

For a detailed discussion of these and other factors that may cause these forward looking statements not to come true, please refer to the risk factors discussed in Openwave’s filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008, its Quarterly Report on Form 10-Q for the period ended March 31, 2009, and any subsequently filed reports. All documents also are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Openwave’s website at www.openwave.com.

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Openwave Reports Fourth Quarter Financial Results	Page 4

For More Information:

Investor Relations Mike Bishop The Blueshirt Group mike@blueshirtgroup.com Tel: 415-217-4968	Public Relations Vikki Herrera Openwave Systems Inc. vikki.Herrera@openwave.com Tel: 650-480-6753

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Openwave Reports Fourth Quarter Financial Results	Page 5

OPENWAVE SYSTEMS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS-UNAUDITED

(In thousands)

	June 30, 2009	June 30, 2008
Assets
Current Assets:
Cash, cash equivalents and short-term investments	$109,082	$224,809
Restricted cash	—	42
Accounts receivable, net	31,107	78,550
Prepaid and other current assets	26,801	33,404
Insurance receivable for legal settlement	—	15,000
Amounts receivable from sales of discontinued operations	—	12,294

Total current assets	166,990	364,099

Property and equipment, net	11,566	13,941
Long-term investments and restricted cash and investments	17,618	52,419
Deposits and other assets	8,313	7,762
Goodwill and intangible assets, net	3,880	66,523

Total assets	$208,367	$504,744

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$5,348	$4,918
Accrued liabilities	23,079	46,329
Accrued legal settlement	—	20,000
Accrued restructuring costs	15,327	13,845
Deferred revenue	38,349	48,239
Convertible subordinated notes, net	—	149,842

Total current liabilities	82,103	283,173

Accrued restructuring costs, less current portion	34,843	41,927
Deferred revenue, less current portion	11,901	17,655
Deferred rent obligations and long-term taxes payable	6,824	7,876
Deferred tax liabilities, net	—	98

Total liabilities	135,671	350,729

Stockholders’ equity	72,696	154,015

Total liabilities and stockholders’ equity	$208,367	$504,744

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Openwave Reports Fourth Quarter Financial Results	Page 6

OPENWAVE SYSTEMS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS-UNAUDITED

(In thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Revenues:
License	$13,091	$16,690	$13,477	$57,957	$50,272
Maintenance and support	16,224	15,420	20,217	63,939	71,240
Services	18,622	12,542	19,793	69,802	79,365

Total revenues	47,937	44,652	53,487	191,698	200,877

Cost of revenues:
License	323	295	816	2,247	3,635
Maintenance and support	4,075	4,221	4,558	17,044	21,692
Services	13,878	10,540	14,177	52,304	59,257
Amortization of intangible assets	420	653	1,130	3,305	4,819

Total cost of revenues	18,696	15,709	20,681	74,900	89,403

Gross profit	29,241	28,943	32,806	116,798	111,474

Operating Expenses:
Research and development	11,025	11,013	12,303	46,126	50,024
Sales and marketing	11,768	9,931	14,143	42,475	65,174
General and administrative	6,539	7,810	15,835	32,777	46,954
Legal settlement cost	—	—	5,000	—	5,000
Restructuring and other related costs	2,274	5,061	1,253	9,665	8,641
Acquisition-related costs and amortization	—	47	153	351	841
Impairment of goodwill	—	—	—	59,517	—

Total operating expenses	31,606	33,862	48,687	190,911	176,634

Operating loss from continuing operations	(2,365)	(4,919)	(15,881)	(74,113)	(65,160)
Interest and other income (expense), net	(172)	(2,259)	(651)	(10,363)	3,641

Pre-tax loss from continuing operations	(2,537)	(7,178)	(16,532)	(84,476)	(61,519)

Income taxes	907	590	1,519	3,029	3,337

Net loss from continuing operations	(3,444)	(7,768)	(18,051)	(87,505)	(64,856)
Net income (loss) from discontinued operations, net of tax	—	—	473	(371)	6,804
Gain on sale of discontinued operations	—	—	19,735	2,000	36,190

Net income (loss) from discontinued operations, net of tax	$(3,444)	$(7,768)	$2,157	$(85,876)	$(21,862)

Basic and diluted net income (loss) per share from:
Continuing operations	$(0.04)	$(0.09)	$(0.21)	$(1.06)	$(0.79)
Discontinued operations	—	—	0.24	0.02	0.52

Net income (loss) per share	$(0.04)	$(0.09)	$0.03	$(1.04)	$(0.27)

Shares used in basic and diluted net income (loss) per share	83,177	83,023	82,682	82,956	82,465

Stock-based compensation by category:
Maintenance and support	$32	$53	$48	$192	$632
Services	60	59	181	464	1,229
Research and development	154	205	154	986	1,481
Sales and marketing	125	152	258	575	2,388
General and administrative	179	237	371	939	2,580
Discontinued operations	—	—	34	—	698

	$550	$706	$1,046	$3,156	$9,008

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Openwave Reports Fourth Quarter Financial Results	Page 7

OPENWAVE SYSTEMS INC.

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)

(In thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Reconciliation between GAAP and Non-GAAP net income (loss):
Net income (loss)	$(3,444)	$(7,768)	$2,157	$(85,876)	$(21,862)
Exclude:
Restructuring and other related costs	2,274	5,061	1,253	9,665	8,641
Acquisition-related costs and amortization(a)	420	700	1,283	3,656	5,660
Amortization of stock-based compensation	550	706	1,012	3,156	8,310
Professional fees associated with unusual events(b)	(44)	207	11,504	2,910	12,505
Retention bonuses related to strategic alternatives	—	—	—	—	3,113
Discontinued operations, net of tax	—	—	(20,208)	(1,629)	(42,994)
Other-than-temporary impairments of investments	—	1,612	1,206	9,780	3,713
Impairment of goodwill	—	—	—	59,517	—
Tax impact of reconciling items(c)	(34)	(133)	(111)	(727)	(1,005)

Non-GAAP net income (loss)	$(278)	$385	$(1,904)	$452	$(23,919)

GAAP net income (loss) per share - diluted	$(0.04)	$(0.09)	$0.03	$(1.03)	$(0.27)
Exclude:
Restructuring and other related costs	$0.02	$0.05	$0.02	$0.11	$0.10
Acquisition-related costs and amortization(a)	$0.01	$0.01	$0.02	$0.04	$0.07
Amortization of stock-based compensation	$0.01	$0.01	$0.01	$0.04	$0.10
Professional fees associated with unusual events(b)	$—	$—	$0.14	$0.04	$0.15
Retention bonuses related to strategic alternatives	$—	$—	$—	$—	$0.04
Discontinued operations, net of tax	$—	$—	$(0.25)	$(0.02)	$(0.52)
Other-than-temporary impairments of investments	$—	$0.02	$0.01	$0.12	$0.05
Impairment of goodwill	$—	$—	$—	$0.72	$—
Tax impact of reconciling items(c)	$—	$—	$—	$(0.01)	$(0.01)

Non-GAAP net income (loss) per share - diluted	$—	$—	$(0.02)	$0.01	$(0.29)

Shares used in computing diluted earnings per share	83,177	83,025	82,682	83,036	82,465

(a)	Acquisition-related costs relates to retention-based consideration under the terms of the Widerweb and Solomio acquisitions. Amortization relates to acquired intangible assets.
(b)	Relates to legal fees regarding the stock option lawsuits and special investigation, net of insurance reimbursements.
(c)	The tax impact relates to tax benefits related to amortization of intangibles and stock-based compensation.

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Openwave Reports Fourth Quarter Financial Results	Page 8

OPENWAVE SYSTEMS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-UNAUDITED

(in thousands)

	Three Months Ended			Twelve Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Operating activities:
Net income (loss)	$(3,444)	$(7,768)	$2,157	$(85,876)	$(21,862)
Gain on sale of discontinued operation	—	—	(19,735)	(2,000)	(36,190)
Reconciling items:
Depreciation, amortization of intangibles and stock-based compensation	2,519	2,969	5,524	13,039	28,698
Non-cash restructuring charges	518	410	439	2,039	2,002
Provision for (recovery of) doubtful accounts	(595)	(151)	525	(911)	(1,402)
Other non-cash items, net	(8)	79	1,492	281	538
Payment of legal settlement	—	—	—	(5,000)	—
Other-than-temporary impairments of investments	—	1,612	1,206	9,780	3,713
Goodwill impairment	—	—	—	59,517	—
Changes in operating assets and liabilities	5,487	8,824	(5,998)	9,146	(29,531)

Net cash provided by (used for) operating activities	4,477	5,975	(14,390)	15	(54,034)

Investing activities:
Purchases of property and equipment, net	(1,161)	(1,772)	(1,296)	(3,433)	(5,726)
Proceeds from sale of non-operating assets	—	—	—	—	1,065
Sale of discontinued operation, net	—	—	20,000	—	56,001
Payments and restricted cash related to prior acquisitions	—	75	(438)	11,709	(1,422)
Proceeds of investments, net	(70)	1,069	11,830	20,232	123,447
Reclass of cash equivalents to short term investments	—	—	—	—	(9,796)
Maturities of restricted cash and investments, net	213	16,745	—	16,958	225

Net cash provided by (used for) investing activities	(1,018)	16,117	30,096	45,466	163,794

Financing activities:
Payment on notes payable	—	—	—	(150,000)	(113)
Fees on line of credit	—	(245)	—	(245)	—
Net proceeds from issuance of common stock	20	—	—	20	88
Cash used to repurchase stock from employees	—	—	1	—	(504)
Employee stock purchase plan	66	—	284	139	820

Cash provided by (used for) financing activities	86	(245)	285	(150,086)	291

Net increase (decrease) in cash and cash equivalents	3,545	21,847	15,991	(104,605)	110,051
Cash and cash equivalents at beginning of period	88,000	66,153	180,159	196,150	86,099

Cash and cash equivalents at end of period, including discontinued operations	$91,545	$88,000	$196,150	$91,545	$196,150

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